EXHIBIT 10.1

Transactions Relating to the Ordinary Shares of the Issuer During the Past Sixty (60) Days

The following table sets forth all transactions relating to the Ordinary Shares of the Issuer that were effected during the past sixty (60) days by the applicable Reporting Person.

Reporting Person Name	Date of Event	Type of Transaction	Number of Shares	Weighted Average Price	Low Price	High Price
FLSPF	9/8/2026	Purchase	92,220	$25.1950	$24.68	$25.50
FLS XI	9/8/2026	Purchase	1,210	$25.1950	$24.68	$25.50
FLS XII	9/8/2026	Purchase	6,570	$25.1950	$24.68	$25.50
FLSPF	9/9/2026	Purchase	119,619	$22.7696	$22.34	$23.335
FLS XI	9/9/2026	Purchase	1,569	$22.7696	$22.34	$23.335
FLS XII	9/9/2026	Purchase	8,522	$22.7696	$22.34	$23.335
FLSPF	9/9/2026	Purchase	18,711	$23.6256	$23.34	$24.045
FLS XI	9/9/2026	Purchase	246	$23.6256	$23.34	$24.045
FLS XII	9/9/2026	Purchase	1,333	$23.6256	$23.34	$24.045
FLSPF	9/9/2026	Purchase	46,110	$24.5308	$24.365	$24.645
FLS XI	9/9/2026	Purchase	605	$24.5308	$24.365	$24.645
FLS XII	9/9/2026	Purchase	3,285	$24.5308	$24.365	$24.645
FLSPF	9/10/2026	Purchase	89,827	$22.3614	$21.805	$22.80
FLS XI	9/10/2026	Purchase	1,179	$22.3614	$21.805	$22.80
FLS XII	9/10/2026	Purchase	6,400	$22.3614	$21.805	$22.80
FLSPF	9/10/2026	Purchase	2,393	$22.8579	$22.81	$22.935
FLS XI	9/10/2026	Purchase	31	$22.8579	$22.81	$22.935
FLS XII	9/10/2026	Purchase	170	$22.8579	$22.81	$22.935
FLSPF	9/14/2026	Purchase	92,220	$22.6765	$22.57	$22.80
FLS XI	9/14/2026	Purchase	1,210	$22.6765	$22.57	$22.80
FLS XII	9/14/2026	Purchase	6,570	$22.6765	$22.57	$22.80
FLSPF	9/15/2026	Purchase	92,220	$21.4052	$21.08	$22.065
FLS XI	9/15/2026	Purchase	1,210	$21.4052	$21.08	$22.065
FLS XII	9/15/2026	Purchase	6,570	$21.4052	$21.08	$22.065
FLSPF	9/16/2026	Purchase	92,220	$21.1853	$21.08	$21.31
FLS XI	9/16/2026	Purchase	1,210	$21.1853	$21.08	$21.31
FLS XII	9/16/2026	Purchase	6,570	$21.1853	$21.08	$21.31
FLSPF	9/17/2026	Purchase	46,110	$21.8749	$21.54	$21.91
FLS XI	9/17/2026	Purchase	605	$21.8749	$21.54	$21.91
FLS XII	9/17/2026	Purchase	3,285	$21.8749	$21.54	$21.91
FLSPF	9/18/2026	Purchase	79,684	$21.7194	$21.40	$22.3953
FLS XI	9/18/2026	Purchase	1,046	$21.7194	$21.40	$22.3953
FLS XII	9/18/2026	Purchase	5,677	$21.7194	$21.40	$22.3953

FLSPF	9/18/2026	Purchase	12,536	$22.4361	$22.40	$22.47
FLS XI	9/18/2026	Purchase	164	$22.4361	$22.40	$22.47
FLS XII	9/18/2026	Purchase	893	$22.4361	$22.40	$22.47

Each of FLSPF, FLS XI and FLS XII undertakes to provide to the Issuer, any security holder of the Issuer, or the staff of the SEC, upon request, full information regarding the number of shares sold at each separate price within the ranges set forth above.